ENZON PHARMACEUTICALS                                     FOR IMMEDIATE RELEASE
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PRESS RELEASE
                                                  Contact:     Craig Tooman
                                                               EVP, Finance and
                                                               Chief Financial
                                                               Officer
                                                               908-541-8777


                           ENZON STOCKHOLDERS APPROVE
                       COMPANY PROPOSALS AT ANNUAL MEETING

Bridgewater, NJ - May 18, 2006 - Enzon Pharmaceuticals, Inc. (Nasdaq: ENZN) held its annual stockholders meeting today in Indianapolis, IN. At the meeting, the Company's stockholders voted to approve several key issues proposed by Enzon, including:

o    Re-electing Philip Renfro to its Board of Directors;

o Approving the amendment of Enzon's 2001 Incentive Stock Plan to increase the number of shares of common stock issuable thereunder by an additional 4,000,000 shares;

o    Approving  the  amendment  and   restatement  of  Enzon's   certificate  of
     incorporation to increase the number of authorized shares of common stock from 90,000,000 to 170,000,000 shares;

o And ratifying the appointment of KPMG LLP as Enzon's independent registered public accounting firm for 2006.

ABOUT ENZON

Enzon Pharmaceuticals, Inc. is a biopharmaceutical company dedicated to the development and commercialization of therapeutics to treat patients with cancer and adjacent diseases. Enzon's specialized sales force markets ABELCET(R), ONCASPAR(R), ADAGEN(R), and DEPOCYT(R) in the United States. In addition, Enzon also receives royalties on sales of PEG-INTRON(R), marketed by Schering-Plough Corporation, and MACUGEN(R), marketed by OSI Pharmaceuticals and Pfizer Inc. Enzon's product-driven strategy includes an extensive drug development program that leverages its proprietary technologies, including a Customized Linker TechnologyTM PEGylation platform that utilizes customized linkers designed to release compounds at a controlled rate. Enzon also utilizes contract manufacturing opportunities to broaden its revenue base and enhance its organizational productivity. Enzon complements its internal research and development efforts with strategic initiatives, such as partnerships designed to broaden its revenue base or provide access to promising new technologies or product development opportunities. Further information about Enzon and this press release can be found on the Company's web site at www.enzon.com.

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FORWARD LOOKING STATEMENTS



There are forward-looking statements contained herein, which can be identified by the use of forward-looking terminology such as the words "believes," "expects," "may," "will," "should", "potential," "anticipates," "plans" or "intends" and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, events or developments to be materially different from the future results, events or developments indicated in such forward-looking statements. Among the factors that could cause actual results, events or developments to differ materially are decisions by regulatory authorities regarding whether and when to approve our regulatory applications as well as their decisions regarding labeling and other matters that could affect the commercial potential of Enzon's products. A more detailed discussion of these and other factors that could affect results is contained in our filings with the U.S. Securities and Exchange Commission, including our transition report on Form 10-K for the six-month period ended December 31, 2005. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. All information in this press release is as of the date of this press release and Enzon undertakes no duty to update this information.


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                                685 Route 202/206
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                    Phone: (908) 541-8600 Fax: S(908) 575-9457
                              http://www.enzon.com